UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2019

CAN-CAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-26669	86-0865852
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

542 Springfield Avenue

Red Deer, Alberta, Canada T4N 0C7

(Address of principal executive offices)   (Zip Code)

(Registrant’s telephone number, including area code) (403) 342-6221

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

EXPLANATORY NOTE

CAN-CAL RESOURCES LTD. (the “Company”) is filing this amendment to its Current Report on Form 8-K because the date of the Press Release was inadvertently not included in the original 8-K that was filed with the Securities and Exchange Commission on October 9, 2019.

Item 8.01      Other Events.

On October 9, 2019, Can-Cal Resources Ltd. (the “Company”, “Can-Cal”, “we” and “us”) filed a press release announcing the appointment of certain directors to the Board of Directors, as previously disclosed in the Current Report on Form 8-K filed by the Company on September 9, 2019, and certain other matters also discussed below. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

The Board of Directors of the Company is currently in discussions with groups seeking to commercially process the Company’s Pisgah resource. Before end of 2019, it is expected that an agreement with at least one group will be finalized. When possible, further information will be available via additional press releases along with Form 8-K filings.

Currently, Thayer O’Neal Company LLC, is in the process of auditing the Company’s 2018 year-end financial statements, and reviewing the Company’s first, second and third quarter 2019, unaudited financial statements. The Company plans to file its Annual Report on Form 10-K for the year ended December 31, 2018, and its quarterly reports for the quarters ended March 31, June 30 and September 30, 2019 as soon as such audit and review processes are complete.

Item 9.01      Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated October 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAN-CAL RESOURCES LTD.

Date: October 9, 2019	By: /s/ Casey Douglass
Casey Douglass
Chairman of the Board

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated October 9, 2019

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